UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2011

WINDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000
Registrant's telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Windstream Corporation ("Windstream") is filing this Amendment No. 1 on Form 8–K/A to Windstream’s Current Report on Form 8–K dated August 1, 2011 (the "Original Form 8-K"), which was filed with the United States Securities and Exchange Commission (the "SEC") on August 1, 2011, in order to amend the Original Form 8-K so that the information in Item 7.01 of this Form 8-K/A and the exhibits thereto may be furnished to the SEC and not deemed "filed" with the SEC.

ITEM 7.01     Regulation FD.

On August 1, 2011, Windstream and PAETEC Holding Corp., a Delaware corporation ("PAETEC"), issued a joint press release announcing the execution of the Merger Agreement, as described below. In addition, also on August 1, 2011, Windstream made a presentation to investors and analysts to discuss the Merger Agreement and the transactions contemplated thereby.  A copy of each of the joint press release and the investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed "filed" with the SEC nor incorporated by reference in any registration statement filed by Windstream under the Securities Act of 1933, as amended.

ITEM 8.01     Entry Into a Material Definitive Agreement.

On July 31, 2011, Windstream, PAETEC, and Peach Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Windstream ("Merger Sub"), entered into an agreement and plan of merger (the "Merger Agreement") pursuant to which, among other things, Merger Sub will be merged (the "Merger") with and into PAETEC, with PAETEC surviving the Merger as a wholly-owned subsidiary of Windstream, subject to the terms and conditions of the Merger Agreement.

Non-GAAP Financial Measures

The press release and investor presentation attached as exhibits hereto contain certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC, including adjusted OIBDA, or operating income before depreciation and amortization, excluding the impact of merger and integration expense, restructuring charges, pension expense, and stock-based compensation.  Adjusted OIBDA is a non-GAAP financial measure (i.e., it is not a measure of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. Adjusted OIBDA and other non-GAAP financial measures used by Windstream may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.  Windstream believes the presentation of supplemental measures of operating performance provides a meaningful comparison of our operating performance for the periods presented.

A reconciliation of the non-GAAP financial measures used in the press release and presentation to the most directly comparable GAAP measure has been posted to Windstream’s investor relations website at www.windstream.com/investors.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the completion of the acquisition and expected benefits of the acquisition, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: receipt of required approvals of regulatory agencies; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of PAETEC operations into Windstream will be greater than expected; the ability of the combined company to retain and hire key personnel; and those additional factors under the caption "Risk Factors" in Windstream's Form 10-K for the year ended December 31, 2010, and in subsequent Securities and Exchange Commission filings. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream's actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream's future results included in Windstream's filings with the Securities and Exchange Commission at www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed merger, Windstream will file a Registration Statement on Form S-4 with the SEC that will contain a proxy statement/prospectus for the stockholders of PAETEC. PAETEC investors and security holders are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because those documents will contain important information about PAETEC, Windstream and the proposed merger. The final proxy statement/prospectus will be mailed to stockholders of PAETEC. Investors and security holders may obtain a free copy of the proxy statement/prospectus when it becomes available at the SEC's web site at www.sec.gov. Free copies of the proxy statement/prospectus, when it becomes available, may also be obtained from Windstream upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from PAETEC upon written request to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450 or by calling (585) 340-2500.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Joint Press Release dated August 1, 2011

99.2	Investor Presentation dated August 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher
John P. Fletcher
Executive Vice President and General Counsel

Dated:  August 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated August 1, 2011

99.2	Investor Presentation dated August 1, 2011